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                                                                    Exhibit 10.2

                                            August    , 1998

MMCA Auto Receivables, Inc.
6363 Katella Avenue
Cypress, California  90630-5205

                        Re: MMCA Auto Owner Trust 1998-1
                            ----------------------------

Ladies and Gentlemen:

                  We hereby confirm arrangements made as of the date hereof with you to be effective upon (i) receipt by us of the enclosed copy of this letter agreement (as amended, supplemented or otherwise modified and in effect from time to time, the "Yield Supplement Agreement"), executed by you, and (ii) execution of the Purchase Agreement referred to below and payment of the purchase price specified thereunder. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in, or incorporated by reference into, the Purchase Agreement, dated as of August 1, 1998 (as amended, supplemented or otherwise modified and in effect from time to time, the "Purchase Agreement"), between Mitsubishi Motors Credit of America, Inc., as seller (the "Seller"), and MMCA Auto Receivables, Inc., as purchaser (the "Purchaser").

                  1. On or prior to the Determination Date preceding each Payment Date, the Servicer shall notify the Purchaser and the Seller of the Yield Supplement Amount for such Payment Date.

                  2. In consideration for the Purchaser entering into the Purchase Agreement and the purchase price paid to the Seller for the Receivables under the Purchase Agreement, we agree to make a payment of the Yield Supplement Amount to the Purchaser, or to the pledgee of the assignee of the Purchaser referred to in Section 5 hereof, on the Business Day prior to each Payment Date.

                  3. All payments pursuant hereto shall be made by federal wire transfer (same day) funds or in immediately available funds, to such account as the Purchaser or the pledgee of the assignee of the Purchaser referred to in
Section 5 hereof, may designate in writing to the Seller, prior to the relevant Payment Date.

                  4. Our agreements set forth in this Yield Supplement Agreement are our primary obligations and such obligations are irrevocable, absolute and unconditional, shall not be subject to any counterclaim, setoff or defense and shall



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MMCA Auto Receivables, Inc.
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remain in full force and effect without regard to, and shall not be released, discharged or in any way affected by, any circumstances or condition whatsoever.

                  5. Pursuant to the Sale and Servicing Agreement, the Purchaser will sell, transfer, assign and convey its interest in this Yield Supplement Agreement to MMCA Auto Owner Trust 1998-1 (the "Trust"), and the Seller hereby acknowl edges and consents to such sale, transfer, assignment and conveyance. Concurrent with such sale, transfer, assignment and conveyance, pursuant to the Indenture, the Trust will pledge its rights under this Yield Supplement Agreement, along with certain other assets of the Trust, to Bank of Tokyo - Mitsubishi Trust Company, as Indenture Trustee, to secure its obligations under the Notes and the Indenture, and the Seller hereby acknowledges and consents to such pledge. The Seller hereby agrees, for the benefit of the Trust, that following such sale, transfer, assignment, conveyance and pledge, this Yield Supplement Agreement shall not be amended, modified or terminated without the consent of Wilmington Trust Company, as Owner Trustee on behalf of the Trust, and, prior to the payment in full of the Notes, the Indenture Trustee.

                  6. This Yield Supplement Agreement will be governed by, and construed in accordance with, the laws of the State of New York.

                  7. Except as otherwise provided herein, all notices pursuant to this Yield Supplement Agreement shall be in writing and shall be effective upon receipt thereof. All notices shall be directed as set forth below, or to such other address or to the attention of such other person as the relevant party shall have designated for such purpose in a written notice.

                  If to the Purchaser:

                  MMCA Auto Receivables, Inc.
                  6363 Katella Avenue
                  Cypress, California  90630-5205
                  Attention:  Secretary/Treasurer
                  Telephone: (714) 236-1592

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MMCA Auto Receivables, Inc.
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                  Telecopy: (714) 236-1300

                  If to the Seller:
                  -----------------

                  Mitsubishi Motors Credit of America, Inc.
                  6363 Katella Avenue
                  Cypress, California  90630-5205
                  Attention:  Vice President, Secretary and
                                 Treasurer
                  Telephone: (714) 236-1500
                  Telecopy: (714) 236-1300

                  8. This Yield Supplement Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, all of which shall be deemed to be one and the same document.


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MMCA Auto Receivables, Inc.
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                  If the foregoing satisfactorily sets forth the terms and
conditions of our agreement, please indicate your acceptance thereof by signing in the space provided below and returning to us the enclosed duplicate original of this letter.

                                                     Very truly yours,

                                                     MITSUBISHI MOTORS CREDIT
                                                       OF AMERICA, INC., as

                                                       Seller

                                                     By:
                                                         -----------------------
                                                         Name:
                                                         Title:

Agreed and accepted as of
the date first above written:

MMCA AUTO RECEIVABLES, INC.,
  as Purchaser

By:
    ---------------------------
         Name:
         Title: